UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 14, 2011

MZT Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

124 Washington Street, Suite 101 Foxborough, Massachusetts	02035
(Address of principal executive offices)	(Zip Code)

(508) 203-4286

 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In a press release issued on March 31, 2008, MZT Holdings, Inc. (the “Company”) announced that its Board of Directors had determined that the Company would not file any further Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q.  At that time, the Company also announced that it would continue to file Current Reports on Form 8-K upon the occurrence of any events that are material to the Company, including the making of any distribution payments or the final dissolution of the Company.  In addition, the Company announced that it would file Current Reports on Form 8-K following the conclusion of each fiscal quarter that would contain Company-prepared statements of the Company’s resources and claims as of the last day of such fiscal quarter, which statements would be (1) prepared by the Company’s management; (2) subjected to certain attest procedures by a certified public accounting firm, conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants; and (3) covered by a report of agreed-upon procedures from a certified public accounting firm (each such report, an “Agreed-Upon Procedures Report”).

On a Form 8-K filed on February 16, 2010, the Company announced that, in consideration of the expense associated with obtaining an Agreed-Upon Procedures Report, and in order to preserve the Company’s remaining assets, the Company will continue to file on Form 8-K a Company-prepared statement of its resources and claims as of the last day of each fiscal quarter; however, except with respect to statements pertaining to the fiscal quarter ending December 31 of each year, this statement will not be subjected to any review or attestation by an outside accounting firm.  With respect to the fiscal quarter ending December 31 of each year, the Company will, however, continue to file an Agreed-Upon Procedures Report.

Today, the Company files a statement of resources and claims and an Agreed-Upon Procedures Report as of December 31, 2010.

Today, the Company also announces that, in consideration of the expense associated with preparing and filing periodic reports on Form 8-K, and in order to preserve the Company’s remaining assets, on a going forward basis, the Company will continue to file on Form 8-K a Company-prepared statement of its resources and claims and an Agreed-Upon Procedures Report, but all future statements will be filed on an annual basis and will speak as of the end of the preceding fiscal year.

The Company will endeavor to file these future reports within approximately 45 days of the end of each subsequent fiscal year until the Company has made a final distribution to its stockholders of record as of April 4, 2008.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Report on Applying Agreed-Upon Procedures related to the fiscal quarter ended December 31, 2010 and Resources and Claims Statement of MZT Holdings, Inc. as of December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MZT HOLDINGS, INC.

Date: February 14, 2011	By:	/s/ Craig R. Jalbert
Name: Craig R. Jalbert
Title: President